Q1 2021 Investor Update (and Supplemental Financial Information) 03/31/2021 Peapack-Gladstone Bank The Q1 2021 Investor Update (and Supplemental Financial Information) should be read in conjunction with the Q1 2021 Earnings Release issued on April 29, 2021. Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our inability to successfully grow our business and implement our strategic plan, including an inability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the impact of anticipated higher operating expenses in 2020 and beyond; 3) our inability to successfully integrate wealth management firm acquisitions; 4) our inability to manage our growth; 5) our inability to successfully integrate our expanded employee base; 6) an unexpected decline in the economy, in particular in our New Jersey and New York market areas; 7) declines in our net interest margin caused by the interest rate environment (including the shape of yield curve) and our highly competitive market; 8) declines in the value in our investment portfolio; 9) higher than expected increases in our allowance for loan and lease losses; 10) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 11) unexpected changes in interest rates; 12) an unexpected decline in real estate values within our market areas; 13) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 14) changes in monetary policy by the Federal Reserve Board; 15) changes to legislation or policy, including tax or accounting matters; 16) successful cyberattacks against our IT infrastructure and that of our IT providers; 17) higher than expected FDIC insurance premiums; 18) adverse weather conditions; 19) our inability to successfully generate business in new geographic markets; 20) our inability to execute upon new business initiatives; 21) our lack of liquidity to fund our various cash obligations; 22) reduction in our lower-cost funding sources; 23) our inability to adapt to technological changes; 24) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 25) effects related to a prolonged shutdown of the federal government that could impact SBA and other government lending programs; and 26) other unexpected material adverse changes in our operations or earnings. Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and whether the gradual reopening of businesses will result in a meaningful increase in economic activity. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: 1) demand for our products and services may decline, making it difficult to grow assets and income; 2) if the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; 3) collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; 4) our allowance for loan losses may have to be increased if borrowers experience financial difficulties, which will adversely affect our net income; 5) the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; 6) a material decrease in net income or a net loss over several quarters could result in a decrease in the rate of our quarterly cash dividend; 7) our wealth management revenues may decline with continuing market turmoil; 8) our cyber security risks are increased as the result of an increase in the number of employees working remotely; and 9) FDIC premiums may increase if the agency experience additional resolution costs. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   2

$9.4B wealth management business with significant enterprise value. Wealth management, commercial banking and capital markets activities provides a diverse revenue stream. Total fee income 36% of total revenue for the quarter ended March 31, 2021. Well-positioned for increased rates. Current TBV multiple lags peers. Attractive geographic franchise. PGC operates in three of the top 10 wealthiest counties in the U.S. Highly efficient branch network with deposit balances averaging $260MM per branch. Core deposits total 87% of total deposits and have grown nearly $1B since December 31, 2019. Stable and strong asset quality. ALLL to Total Loans of 1.52% as of March 31, 2021. NPAs to Assets and NPLs to Loans of 0.20% and 0.27%, respectively, as of March 31, 2021. Proven management team with track record of success. Robust digital strategy launched to enable clients to conduct business when, where, and with whom they want. Moody’s investment grade of Baa3; Kroll investment grade of BBB-. Compelling Investment Considerations 3

Strong Q1 Performance 4 * Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1 Quarter ended 03/31/2021 actual included $1.5mm of severance expense due to an internal restructuring. See Non-GAAP financial measures reconciliation table. 2 Quarter ended 03/31/2020 included a $20MM of provision expense primarily due to the environment at that time created by the Covid-19 Pandemic. 3 Quarter ended 03/31/2020 included a $3.2MM tax benefit related to the carryback of tax NOLs to prior years when the Federal tax rate was higher. 4 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table.

Continued Progress Growing Noninterest Income 5 * Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. $11.7 MM $14.5 MM $17.8 MM Total Noninterest Income as a % of Total Revenue: 28% 31% 36% Q1 2019 YTD Q1 2020 YTD Q1 2021 YTD

Q1 2021: AUMs/AUAs at 03/31/21 were a record $9.4B. Total AUM/AUA inflows were $283MM and net flows were a positive $181MM for Q1 2021. Wealth fees totaled $12MM for Q1 2021 reflecting an increase of $2.2MM (22%) vs Q1 2020. Wealth fee revenue comprised 24% of total bank revenue for 2021. The December 2020 “lift outs” of teams from Noyes Capital Management and Lucas Capital Management were successfully completed and have been fully integrated into Peapack Private. Client retention for acquisitions and lift-outs has tracked at 99%. Wealth Management Provides a Well Diversified and Stable Source of Revenue 6 Net Interest Income 64% Wealth Management Fees 24% Fees & Other Income* 12% 3-Months Ended 03/31/2021 Total Noninterest Income: 36% of Total Revenue * Includes Capital Markets fee income, deposit & loan fees, and BOLI.

NIM (as reported) (%) 7 Net Interest Margin Has Stabilized Margin improved and stabilized over Q4 2020 and Q1 2021. Expect gradual NIM improvement over 2021; Excess liquidity will be deployed into higher yielding loans. 2021 loan growth targeted at high single to low double digits. $415MM of CDs at an average rate of 0.76% mature within one year. $67MM of term money market accounts at 0.50% are set to reprice on July 1, 2021. $50MM of subordinated debt at 6% becomes callable on June 30, 2021. NIM will benefit from rising rates.

8 Favorable Trends in Core Deposit Growth and Cost Historical Deposit Composition – Quarter Ended 12/31/19 03/31/20 06/30/20 09/30/20 12/31/20 1.34% 1.21% 0.74% 0.55% 0.48% Cost of Interest-Bearing Deposits: 03/31/21 0.40% Total Deposits as of 03/31/2021: $4.945 billion Increase of $946MM in core deposits since 12/31/2019

9 $4,405 MM ($118) MM $285 MM Strong Loan Funding Volume Offset by High Prepayments ($148) MM $4,440 MM $16 MM

10 Positioned Well When Rates Rise As of 03/31/2021 Net Interest Income Year 1 Impact (%) Note: Based on a 12- and 24-month simulation. Although the simulation provides an indication of our interest rate exposure at a particular point in time, such measurements are not intended and do not provide a precise forecast of the effect of changes in interest rates and actual rates may differ. Source: Company documents Net Interest Income Year 2 Impact (%)

11 Well Diversified Loan Portfolio Gross Loans: $4.4 billion Loan Mix as of 3/31/2021

NPAs / Assets (%)* ALLL / Non-Performing Loans (%)* NCOs / Average Loans (%) ALLL / Gross Loans (%) Strong Credit Quality 12 *Excludes restructured loans of $5.6MM HFS at 03/31/2021. NOTE: Less than 1% of loans currently on deferral.

Fortress Balance Sheet 13 1 Substantially all of the Bank's loans and securities are pledged for back up liquidity purposes. 2 Net of $15MM of term borrowing. 3 Excludes securities, the majority of which are pledged against secured funding.

Actively deploy/manage capital and liquidity by expanding our lending activities and executing on our recently announced stock repurchase program. Continue to grow and expand our core Wealth Management, Commercial Banking and Capital Markets businesses through core operations, strategic hires, lift-outs, and acquisition of wealth management firms. Expand our Net Interest Margin. Investment in digital enhancements. Continue to target fee income at 35% - 45% of total bank revenue. Drive ROA to >1% and Return on Average Tangible Common Equity to >14%. Priorities 14

Appendix Peapack-Gladstone Bank

Financial Highlights 1 Branch Map Franchise Overview 16 Private Banking Offices Bedminster, NJ Morristown, NJ Princeton, NJ Teaneck, NJ Bonita Springs, FL Red Bank, NJ New Providence, NJ Summit, NJ We Operate in 3 of the Top 10 Wealthiest Counties in the United States 2 1 Financial data as of 03/31/2021. 2 Branch/Deposit Share: FDIC 06/30/2020 Greenville, DE (Trust Subsidiary)

A high-performing boutique bank, leaders in wealth, lending and deposit solutions, known nationally for our unparalleled client service, integrity and trust. Professionalism Clients First Compete to Win Invested in Our Community One Team Vision 17 Senior Private Bankers lead a team-based approach. PGB offers a full suite of banking, commercial, advisory and wealth management services to support client financial needs. Team members focus on understanding needs, goals, and aspirations with consideration of risk tolerance, time horizon, and other traditional variables. Deliver exceptional client experience. For our high net worth individual clients, we develop, optimize, and deliver customized financial solutions aimed at helping clients create, grow, protect, and ultimately transition their wealth. For privately-owned businesses, we provide customized lending, advisory, treasury management and capital market solutions. We also provide comprehensive wealth management advice and services that includes investment, estate, tax and wealth planning considerations for business owners. “All Banking Should Be Private Banking” Private Banking Model Core Principles Our Foundation

Emphasis on commercial banking with private bankers focused on providing high-touch client service through an advice-based approach encompassing commercial and industrial (C&I) lending, wealth management, depository services, electronic banking, other commercial real estate lending, and corporate advisory services. Robust Peapack Private wealth management business that provides a diversified and stable source of revenue over time, with growth organically and through strategic acquisitions. Highly acquisitive of RIA businesses with four acquisitions and two lift-outs since 2017. Strong risk management processes, including active loan portfolio, capital, liquidity, and interest rate risk stress testing. Focus on the community and community service and involvement. Strategy and Business Lines Overview 18 Peapack-Gladstone Bank Peapack Private Wealth Management Commercial Private Banking Commercial & Community Banking Commercial Real Estate SBA Preferred Lender Professional Services Group Treasury Management Peapack Capital (asset finance and equipment leasing) Retail Private Banking and Residential Lending Private Wealth Management Services Through various subsidiaries provide: Discretionary Investment Management Services Personal Financial Planning Trust and Fiduciary Services Estate Settlement and Administration Custodial Services Short-term Liquidity and Treasury Management

Quarterly Income Statement Summary (Dollars in thousands, except per share data) 19 1 Includes gain on sale of $7.4MM for the sale of $355MM in PPP loans for the quarter ended 09/30/2020. 2 The March 2021 quarter included a $1.5MM of severance expense due to an internal restructuring. The December 2020 quarter included a $4.8MM FHLB prepayment penalty, a $4.4MM valuation allowance for LHFS and $210 thousand related to the consolidation of two private banking locations. 3 The March, June, and September 2020 quarters included a higher provision for loan and lease losses primarily due to the current environment created by the COVID-19 pandemic. 4 The March 2020 quarter included a $3.2MM tax benefit related to the carryback of tax NOLs to prior years when the Federal tax rate was 14% higher. 5 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. 6 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income.

Quarterly Balance Sheet Summary (Dollars in thousands) 20 1 Includes PPP loans of $233MM at 03/31/2021, $196MM at 12/31/2020, $202MM at 09/30/2020 and $547MM at 06/30/2020.

Asset Quality 21 1 Excludes: one commercial loan held for sale of $5.6MM at 03/31/2021; residential and commercial loans held for sale of $8.5MM at 12/31/2020; one commercial loan held for sale of $10.0MM at 09/30/2020. 2 Amounts reflect TDRs that are paying according to restructured terms. 3 Amount does not include $3.9MM at 03/31/2021, $4.0MM at 12/31/2020, $5.2MM at 09/30/2020, $23.2MM at 06/30/2020 and $25.9MM at 03/31/2020 of TDRs included in nonaccrual loans. 4 Excludes a residential loan held for sale of $93,000 at 12/31/2020. 5 12/31/2020 includes $1.3 million of residential loans that are classified as delinquent due to an escrow payment shortage due to a recent change in escrow payment requirement. 6 Total ALLL less specific reserves equals general ALLL.

Capital Summary 22 1 PPP loans with a balance of $233MM and $196MM increased total assets at 03/31/2021 and 12/31/2020, respectively. Equity to total assets would be 9.11% and 9.26% if PPP loans were excluded from total assets at 03/31/2021 and 12/31/2020, respectively. 2 Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end.  See Non-GAAP financial measures reconciliation table.

23 Quarterly Capital Stress Testing run under multiple scenarios based on Loan Risk Ratings. In the 12/31/20 severely adverse case, no growth scenario, the Bank remains well capitalized over a two-year stress period. Severely adverse case major assumptions: GDP growth -5.5% Unemployment 10.8% Decline in housing prices -23.9% Decline in CRE Valuations -38.2% Pandemic stress essentially has taken over stress testing guidance, and the Bank remains well capitalized over a two-year stress period. “Pandemic stress” was layered on highly impacted industries over and above guidance. Pandemic stress major assumptions: Select sectors identified as highly impacted (Hospitality, Transportation, Retail, Healthcare). In those sectors migration rates increased by an additional 10% and collateral deterioration increased by 10%. Hospitality and Retail properties show a decline of about 50%. Capital Stress Testing Reflects Bank Remains Well Capitalized Even With A Pandemic Overlay

Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) 24 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies. 1 Equity to total assets would be 9.11% if PPP loans of $233MM were excluded from total assets of 3/31/2021. Equity to total assets would be 9.26% if PPP loans of $196MM were excluded from total assets as of 12/31/2020. Equity to total assets would be 9.08% if PPP loans of $202MM were excluded from total assets as of 09/30/2020. Equity to total assets would be 8.86% if PPP loans of $547MM were excluded from total assets as of 06/30/2020.

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Jeffrey J. Carfora Senior EVP & Chief Financial Officer (908) 719-4308 jcarfora@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Contacts Corporate Headquarters Contact 25